                                                                  EXHIBIT 4 (hh)


                            TEXAS UTILITIES COMPANY

                             OFFICER'S CERTIFICATE


         Robert S. Shapard, the Treasurer of Texas Utilities Company (the "Company"), pursuant to the authority granted in the Board Resolutions of the Company dated August 14 and August 15, 1997, and Sections 201, 301 1501 and 1502 of the Indenture defined herein, does hereby certify to The Bank of New York (the "Trustee"), as Trustee under the Indenture of the Company (For Unsecured Debt Securities Series C) dated as of January 1, 1998 (the "Indenture") that:

1. The securities of the first series to be issued under the Indenture shall be designated "6.375% Series C Senior Notes due 2008" (the "Senior Notes of the First Series"). The securities of the second series to be issued under the Indenture shall be designated "6.375% Series C Exchange Senior Notes due 2008" (the "Senior Notes of the Second Series," and together with the Senior Notes of the First Series, the "Senior Notes of the First and Second Series"). (The term "Senior Notes of the First or Second Series" shall refer to either Senior Notes of the First Series or Senior Notes of the Second Series, except as otherwise noted.) All capitalized terms used in this certificate which are not defined herein but are defined in the Indenture shall have the meanings set forth in the Indenture;

2. The Senior Notes of the First and Second Series shall be limited in aggregate principal amount to $200,000,000 at any time Outstanding, except as contemplated in Section 301(b) of the Indenture;

3. The Senior Notes of the First and Second Series shall mature and the principal shall be due and payable together with all accrued and unpaid interest thereon on January 1, 2008;

4. The Senior Notes of the First and Second Series shall be issued in the denominations of $5,000 and in integral multiples of $1,000 in excess thereof.

5. The Senior Notes of the First and Second Series shall bear interest at the rate of 6.375% per annum payable semi-annually on January 1 and July 1 of each year (each, an "Interest Payment Date"). Interest on the Senior Notes of the First Series will accrue from January 13, 1998, but if interest has been paid on such Senior Notes of the First Series, then from the most recent Interest Payment Date to which interest has been paid or duly provided for. Interest on the Senior Notes of the Second Series will accrue from the most recent Interest Payment Date to which interest has been paid on or duly provided for with respect to the Senior Notes of the First Series, or if no such interest has been paid or duly provided for, from January 13, 1998, but if interest has been paid on or duly provided for with respect to such Senior Notes of the Second Series, then from the most recent Interest Payment Date to which interest has been paid or duly provided for. In the event that any Interest Payment Date is not a Business Day, then payment of interest payable on such date will be made on the next succeeding day which is a

         Business Day (and without any interest or other payment in respect of such delay), with the same force and effect as if made on such Interest Payment Date;

6. Each installment of interest on a Senior Note of the First or Second Series shall be payable to the Person in whose name such Senior Note of the First or Second Series is registered at the close of business on the 15th day of the calendar month next preceding the corresponding Interest Payment Date (the "Regular Record Date") for the Senior Notes of the First or Second Series. Any installment of interest on the Senior Notes of the First or Second Series not punctually paid or duly provided for shall forthwith cease to be payable to the Holders of such Senior Notes of the First or Second Series on such Regular Record Date, and may be paid to the Persons in whose name such Senior Notes of the First or Second Series are registered at the close of business on a Special Record Date to be fixed by the Trustee for the payment of such Defaulted Interest. Notice of such Defaulted Interest and Special Record Date shall be given to the Holders of such Senior Notes of the First or Second Series not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Senior Notes of the First or Second Series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture;

7. The principal and each installment of interest on the Senior Notes of the First and Second Series shall be payable at, and registration and registration of transfers and exchanges in respect of the Senior Notes of the First and Second Series may be effected at, the office or agency of the Company in The City of New York; provided that payment of interest may be made at the option of the Company by check mailed to the address of the persons entitled thereto. Notices and demands to or upon the Company in respect of the Senior Notes of the First and Second Series may be served at the office or agency of the Company in The City of New York. The Corporate Trust Office of the Trustee will initially be the agency of the Company for such payment, registration and registration of transfers and exchanges and service of notices and demands and the Company hereby appoints the Trustee as its agent for all such purposes; provided, however, that the Company reserves the right to change, by one or more Officer's Certificates, any such office or agency and such agent. The Trustee will be the Security Registrar and the Paying Agent for the Senior Notes of the First and Second Series;

8. The Senior Notes of the First Series will not be redeemable prior to maturity; the Senior Notes of the Second Series will not be redeemable prior to maturity;

9. The Senior Notes of the First Series will be initially issued pursuant to Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), in global form registered in the name of Cede & Co. (as nominee for The Depository Trust Company ("DTC"), New York, New
         York). The Senior Notes of the First Series in global form shall bear the depository legend in substantially the form set forth in Exhibit A hereto. The Senior Notes of the First Series shall contain restrictions on transfer, substantially as described in the form set forth in Exhibit A hereto. Each Senior Note of the First Series, whether in a global form or in a certificated form, shall bear the non-registration legend and the registration rights legend in substantially the form set forth in such form, unless otherwise agreed by the Company, such agreement to be confirmed in writing to the Trustee. Nothing in the Indenture, the Senior

         Notes of the First Series or this certificate shall be construed to require the Company to register any Senior Notes of the First Series under the Securities Act, unless otherwise expressly agreed by the Company, confirmed in writing to the Trustee, or to make any transfer of such Senior Notes of the First Series in violation of applicable law. The Company will enter into a registration rights agreement with the initial purchasers of the Senior Notes of the First Series pursuant to which, among other things, the Senior Notes of the First Series may be exchanged for Senior Notes of the Second Series registered under the Securities Act.

10. It is contemplated that beneficial interests in Senior Notes of the First Series owned by qualified institutional buyers (as defined in Rule 144A under the Securities Act)("QIBs") or sold to QIBs in reliance upon Rule 144A under the Securities Act will be represented by a global certificate registered in the name of Cede & Co., as registered owner and as nominee for DTC; beneficial interests in Senior Notes of the First Series sold to foreign purchasers pursuant to Regulation S under the Securities Act will be evidenced by one or more separate global certificates (each the "Regulation S Global Certificate") and will be registered in the name of Cede & Co., as registered owner and as nominee for DTC for the accounts of Euroclear and Cedel Bank; prior to the 40th day after the date of initial issuance of the Senior Notes of the First Series, beneficial interests in the Regulation S Global Certificate may be held only through Euroclear or Cedel Bank; Senior Notes of the First Series acquired by Institutional Accredited Investors (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act) ("IAIs") and other eligible transferees, who are not QIBs and who are not foreign purchasers pursuant to Regulation S under the Securities Act, will be in certificated form. The Trustee, the Security Registrar and the Company will have no responsibility under the Indenture for transfers of beneficial interests in the Senior Notes of the First and Second Series.

         In connection with any transfer of Senior Notes of the First Series, the Trustee, the Security Registrar and the Company shall be under no duty to inquire into, may conclusively presume the correctness of, and shall be fully protected in relying upon the certificates and other information (in the forms attached hereto as Exhibit A, for use in connection with the transfer of the Senior Notes of the First Series in certificated form, or Exhibit C, for use in connection with the transfer of beneficial interests in one global certificate to another global certificate or to a Senior Note of the First Series in certificated form, or otherwise) received from the Holders and any transferees of any Senior Notes of the First Series regarding the validity, legality and due authorization of any such transfer, the eligibility of the transferee to receive such Security and any other facts and circumstances related to such transfer;

11. No service charge shall be made for the registration of transfer or exchange of the Senior Notes of the First and Second Series; provided, however, that the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with the exchange or transfer;

12. If the Company shall make any deposit of money and/or Eligible Obligations with respect to any Senior Notes of the First or Second Series, or any portion of the principal amount thereof, as contemplated by Section 701 of the Indenture, the Company shall not deliver an Officer's Certificate described in clause (z) in the first paragraph of said Section 701 unless the Company shall also deliver to the Trustee, together with such Officer's Certificate, either:

                  (A) an instrument wherein the Company, notwithstanding the satisfaction and discharge of its indebtedness in respect of the Senior Notes of the First or Second Series, shall assume the obligation (which shall be absolute and unconditional) to irrevocably deposit with the Trustee or Paying Agent such additional sums of money, if any, or additional Eligible Obligations (meeting the requirements of Section
         701), if any, or any combination thereof, at such time or times, as shall be necessary, together with the money and/or Eligible Obligations theretofore so deposited, to pay when due the principal of and premium, if any, and interest due and to become due on such Senior Notes of the First or Second Series or portions thereof, all in accordance with and subject to the provisions of said Section 701; provided, however, that such instrument may state that the obligation of the Company to make additional deposits as aforesaid shall be subject to the delivery to the Company by the Trustee of a notice asserting the deficiency accompanied by an opinion of an independent public accountant of nationally recognized standing, selected by the Trustee, showing the calculation thereof; or

                  (B) an Opinion of Counsel to the effect that, as a result of a change in law occurring after the date of this certificate, the Holders of such Senior Notes of the First or Second Series, or portions of the principal amount thereof, will not recognize income, gain or loss for United States federal income tax purposes as a result of the satisfaction and discharge of the Company's indebtedness in respect thereof and will be subject to United States federal income tax on the same amounts, at the same times and in the same manner as if such satisfaction and discharge had not been effected.

13. The obligations of the Company under the Senior Notes of the First and Second Series and under the Indenture to the extent related to such series will be subject to assignment by the Company to and assumption by a wholly owned Subsidiary of the Company at any time, as provided in the form set forth in Exhibit A hereto with respect to the Senior Notes of the First Series, and in the form set forth in Exhibit B hereto in the respect to the Senior Notes of the Second Series.

         In the event that such Subsidiary assumes the obligations under the Senior Notes of the First and Second Series, the Company will unconditionally guarantee payment of the Senior Notes of the First and Second Series and will execute a guarantee in form and substance satisfactory to the Trustee. Pursuant to the guarantee, the Company will fully and unconditionally guarantee the payment of the obligations of such assuming Subsidiary under the Senior Notes of the First and Second Series and under the Indenture, including, without limitation, payment, as and when due, of the principal of, premium, if any, and interest on, the Senior Notes of the First and Second Series. Other than the obligation to make such payments, the Company will be released and discharged from all of its other obligations under the Indenture. The foregoing assignment and assumption shall be in compliance with applicable law including the Securities Act.

14. The Senior Notes of the First Series shall have such other terms and provisions as are provided in the form set forth in Exhibit A hereto, and shall be issued in substantially such form; the Senior Notes of the Second Series shall have such other terms and provisions as are provided in the form set forth in Exhibit B hereto, and shall be issued in substantially such form.

15. The undersigned has read all of the covenants and conditions contained in the Indenture relating to the issuance of the Senior Notes of the First and Second Series and the definitions in the Indenture relating thereto and in respect of which this certificate is made;

16. The statements contained in this certificate are based upon the familiarity of the undersigned with the Indenture, the documents accompanying this certificate, and upon discussions by the undersigned with officers and employees of the Company familiar with the matters set forth herein;

17. In the opinion of the undersigned, he has made such examination or investigation as is necessary to enable him to express an informed opinion whether or not such covenants and conditions have been complied with; and

18. In the opinion of the undersigned, such conditions and covenants and conditions precedent, if any (including any covenants compliance with which constitutes a condition precedent) to the authentication and delivery of the Senior Notes of the First and Second Series requested in the accompanying Company Order have been complied with.

         IN WITNESS WHEREOF, I have executed this Officer's Certificate this 13th day of January, 1998.



                                                /s/ Robert S. Shapard
                                        ------------------------------------
                                                        Treasurer

                                                                       EXHIBIT A
                              [depository legend]

         Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

                           [non-registration legend]


"THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF THE COMPANY THAT THIS SECURITY MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED OTHER THAN (1) TO THE COMPANY, (2) IN A TRANSACTION ENTITLED TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT, (3) SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), (4) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), OR
(5) TO AN INSTITUTION THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY) THAT IS ACQUIRING THIS SECURITY FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION, AND A CERTIFICATE IN THE FORM ATTACHED TO THIS SECURITY IS DELIVERED BY THE TRANSFEREE TO THE COMPANY AND THE TRUSTEE IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. AN INSTITUTIONAL ACCREDITED INVESTOR HOLDING THIS SECURITY AGREES IT WILL FURNISH TO THE COMPANY AND THE TRUSTEE SUCH CERTIFICATES AND OTHER INFORMATION AS THEY MAY REASONABLY REQUIRE TO CONFIRM THAT ANY TRANSFER BY IT OF THIS SECURITY COMPLIES WITH THE FOREGOING RESTRICTIONS. THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, REPRESENTS AND AGREES FOR THE BENEFIT OF THE COMPANY THAT IT IS (1) A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A OR (2) AN INSTITUTION THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT AND THAT IT IS HOLDING THIS SECURITY FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION OR (3) A NON-U.S. PERSON OUTSIDE THE UNITED STATES WITHIN THE MEANING OF,

OR AN ACCOUNT SATISFYING THE REQUIREMENTS OF PARAGRAPH (o)(2) OF RULE 902 UNDER, REGULATION S UNDER THE SECURITIES ACT."

                         [registration rights legend]

         The Holder of this Security, by acceptance hereof, will be deemed to have agreed to be bound by the provisions of the Registration Rights Agreement dated January 13, 1998, between the Company and the initial purchasers of this Security.
NO._______________                                      CUSIP NO.__________



                         [FORM OF FACE OF SENIOR NOTE]


                            TEXAS UTILITIES COMPANY

                     6.375% SERIES C SENIOR NOTES DUE 2008

         TEXAS UTILITIES COMPANY, a corporation duly organized and existing under the laws of the State of Texas (herein referred to as the "Company", which term includes any successor Person under the Indenture), for value received, hereby promises to pay to or registered assigns, the principal sum of ____________________ Dollars on January 1, 2008, and to pay interest on said principal sum semi-annually on January 1 and July 1 of each year (each an Interest Payment Date) at the rate of 6.375% per annum until the principal hereof is paid or made available for payment. Interest on the Securities of this series will accrue from January 13, 1998, to the first Interest Payment Date, and thereafter will accrue from the last Interest Payment Date to which interest has been paid or duly provided for. In the event that any Interest Payment Date is not a Business Day, then payment of interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of such delay) with the same force and effect as if made on the Interest Payment Date. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the 15th day of the calendar month next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture referred to on the reverse hereof.

                  Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in The City of New York, the State of New York in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, provided, however, that, at the option of the

Company, interest on this Security may be paid by check mailed to the address of the person entitled thereto, as such address shall appear on the Security Register.

                  Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

                                           TEXAS UTILITIES COMPANY

                                           By:______________________________


ATTEST:

----------------------------

                    [FORM OF CERTIFICATE OF AUTHENTICATION]

                         CERTIFICATE OF AUTHENTICATION

Dated:

                  This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                           THE BANK OF NEW YORK, as Trustee

                                           By:______________________________
                                                    Authorized Signatory

                       [FORM OF REVERSE OF SENIOR NOTE]


                  This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture (for Unsecured Debt Securities Series C), dated as of January 1, 1998 (herein, together with any amendments thereto, called the "Indenture", which term shall have the meaning assigned to it in such instrument), between the Company and The Bank of New York, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture, including the Board Resolutions and Officer's Certificate filed with the Trustee on January 13, 1998 creating the series designated on the face hereof, for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, limited in aggregate principal amount to $200,000,000.

REDEMPTION

                  The Securities of this series will not be redeemable prior to maturity.

                  The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security upon compliance with certain conditions set forth in the Indenture.

                  If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of all series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

                  As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of a majority in aggregate principal amount of the Securities of all series at the time Outstanding in respect of which an Event of Default shall have occurred and be continuing shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in aggregate principal amount of Securities of all series at the time Outstanding in respect of which an Event of Default shall have occurred and be continuing a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

                  No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

                  The Securities of this series are issuable only in registered form without coupons in denominations of $5,000 and in integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor and of authorized denominations, as requested by the Holder surrendering the same.

                  No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  The Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the absolute owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

                  Unless an Event of Default, or an event which, after notice or lapse of time or both, would become an Event of Default, shall have occurred and be continuing, the obligations of the Company under the Securities of this series and the Indenture to the extent related to such series may be assigned by the Company to, and be assumed in whole, on a full recourse basis, by a wholly owned Subsidiary of the Company at any time; provided, however, that such assumption shall be subject to, and permitted only upon the fulfillment and satisfaction of, the following terms and conditions: (a) an assumption agreement and a supplemental indenture to the Indenture evidencing such assumption shall be in substance and form reasonably satisfactory to the Trustee and shall, inter alia, include modifications and amendments to the Indenture making the obligations under the Securities of this series and under the Indenture to the extent related to such series primary obligations of such Subsidiary, substituting such Subsidiary of the Company for the Company in the form of the Securities of this series and in provisions of the Indenture to the extent related to such series and releasing and discharging the Company from its obligations under the Securities of this series and the Indenture to the extent related to such series; and (b) the Trustee shall have received (i) an executed counterpart of such assumption agreement and supplemental indenture; (ii) evidence satisfactory to the Trustee and the Company that all necessary authorizations, consents, orders, approvals, waivers, filings and declarations of or with, Federal, state, county, municipal, regional or other governmental authorities, agencies or boards (collectively, "Governmental Actions") relating to such assumption have been duly obtained and are in full force and effect,
(iii) evidence satisfactory to the Trustee that any security interest intended to be created by the Indenture is not in any material way adversely affected or impaired by any of the agreements or transactions relating to such assumption and (iv) an Opinion of Counsel for such Subsidiary, reasonably satisfactory in substance, scope and form to the Trustee and the Company, to the effect that (A) the supplemental indenture evidencing such assumption has been duly authorized, executed and delivered by such Subsidiary, (B) the execution and delivery by such Subsidiary of such supplemental indenture and the consummation of the transactions contemplated thereby do not contravene any provision of law or any governmental rule applicable to such Subsidiary or any provision of such Subsidiary's charter documents or by-laws and do not contravene any provision of, or constitute a default under, or result in the creation or imposition of any lien upon any of such Subsidiary's properties or assets under any indenture, mortgage, contract or other agreement to which such Subsidiary is a party or by which such Subsidiary or any of its properties may be bound or affected, (C) all necessary Governmental Actions relating to such assumption have been duly obtained and are in full force and effect and (D) such agreement and supplemental indenture constitute the legal, valid and binding obligations of such Subsidiary, enforceable in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws at the time in effect affecting the rights of creditors generally.

                  At the time of such assumption the Company will unconditionally guarantee payment of the Securities of this series and will execute a guarantee in form and substance satisfactory to the Trustee. Pursuant to the guarantee, the Company will fully and unconditionally guarantee the payment of the obligations of such assuming Subsidiary under the Securities of this series and under the Indenture, including, without limitation, payment, as and when due, of the principal of, premium, if any, and interest on, the Securities of this series. Other than the obligation to make such payments, the Company shall be released and discharged from all other obligations under the Indenture.

                  All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                           [CERTIFICATE OF TRANSFER]

                     6.375% SERIES C SENIOR NOTES DUE 2008

     FOR VALUE RECEIVED, the undersigned sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
----------------------------------------

----------------------------------------

                    -----------------------------------------------------------
                    Name and address of assignee must be printed or typewritten.


--------------------------------------------------------------------------------
the within Security of the Company and does hereby irrevocable constitute and appoint


--------------------------------------------------------------------------------
to transfer the said Security on the books of the within-named Company, with full power of substitution in the premises.

The undersigned certifies that said Security is being resold, pledged or otherwise transferred as follows: (check one)

|_|      to the Company;

|_| to a Person whom the undersigned reasonably believes is a qualified institutional buyer within the meaning of Rule 144A under the Securities Act of 1933, as amended (the "Securities Act") purchasing for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or other transfer is being made in reliance on Rule 144A;

|_| in an offshore transaction in accordance with Rule 904 of Regulation S under the Securities Act;

|_| to an institution that is an "accredited investor" as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act that is acquiring this Security for investment purposes and not for distribution; (attach a copy of an Accredited Investor Certificate in the form annexed signed by an authorized officer of the transferee)

|_| as otherwise permitted by the non-registration legend appearing on this Security; or

|_| as otherwise agreed by the Company, confirmed in writing to the Trustee, as follows: [describe]


         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

Dated:
        ---------------------------------        -------------------------------

                   [FORM OF ACCREDITED INVESTOR CERTIFICATE]


[Transferor Name and Address]


Ladies and Gentlemen:

  In connection with our proposed purchase of 6.375% Series C Senior Notes due 2008 (the "Senior Notes") issued by Texas Utilities Company ("Issuer"), we confirm that:


                  1. We have received a copy of the Offering Memorandum (the "Offering Memorandum") relating to the Senior Notes and such other information as we deem necessary in order to make our investment decision. We acknowledge that we have read and agree to the matters stated under the caption NOTICE TO INVESTORS in such Offering Memorandum, and the restrictions on duplication or circulation of, or disclosure relating to, such Offering Memorandum.

                  2. We understand that any subsequent transfer of the Senior Notes is subject to certain restrictions and conditions set forth in the Indenture relating to Senior Notes (the "Indenture") and that any subsequent transfer of the Senior Notes is subject to certain restrictions and conditions set forth under NOTICE TO INVESTORS in the Offering Memorandum and the undersigned agrees to be bound by, and not to resell, pledge or otherwise transfer the Senior Notes except in compliance with such restrictions and conditions and the Securities Act of 1933, as amended ("Securities Act").

                  3. We understand that the offer and sale of the Senior Notes have not been registered under the Securities Act, and that the Senior Notes may not be offered or sold except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we sell any Senior Notes, we will do so only (A) to the Company, (B) in accordance with Rule 144A under the Securities Act to a "qualified institutional buyer" (as defined therein), (C) to an institutional "accredited investor" (as defined below) that, prior to such transfer, furnishes to the Trustee (as defined in the Indenture) a signed letter containing certain representations and agreements relating to the restrictions on transfer of the Senior Notes (substantially in the form of this letter) and, if such transfer is in respect of an aggregate principal amount of Senior Notes at the time of transfer of less than $100,000, an opinion of counsel acceptable to the Issuer that such transfer is in compliance with the Securities Act, (D) outside the United States in accordance with Rule 904 of Regulation S under the Securities Act, (E) pursuant to the exemption from registration provided by Rule 144 under the Securities Act (if available), or (F) pursuant to an effective registration statement under the Securities Act, and we further agree to provide to any person purchasing any of the Senior Notes from us a notice advising such purchaser that resales of the Senior Notes are restricted as stated herein.

                  4. We understand that, on any proposed resale of any Senior Notes, we will be required to furnish to the Trustee and Issuer such certifications, legal opinions and other information as the Trustee and Issuer may reasonably require to confirm that the proposed sale complies with the foregoing restrictions. We further understand that the Senior Notes purchased by us will bear a legend to the foregoing effect.

                  5. We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities
         Act) and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Senior Notes, and we and any accounts for which are acting are each able to bear the economic risk of our or its investment.

                  6. We are acquiring the Senior Notes purchased by us for our own account or for one or more accounts (each of which is an institutional "accredited investor") as to each of which we exercise sole investment discretion.

         You, the Issuer and the Trustee are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.
                                                 Very truly yours,


                                                 By:
                                                    ----------------------------
                                                    Name:
                                                    Title:

                                                                       EXHIBIT B

                              [depository legend]

         [Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]


NO.                                                      CUSIP NO.
   ---------------                                                --------------



                    [FORM OF FACE OF EXCHANGE SENIOR NOTE]


                            TEXAS UTILITIES COMPANY

                6.375% SERIES C EXCHANGE SENIOR NOTES DUE 2008

         TEXAS UTILITIES COMPANY, a corporation duly organized and existing under the laws of the State of Texas (herein referred to as the "Company", which term includes any successor Person under the Indenture), for value received, hereby promises to pay to or registered assigns, the principal sum of ____________________ Dollars on January 1, 2008, and to pay interest on said principal sum semi-annually on January 1 and July 1 of each year (each an Interest Payment Date) at the rate of 6.375% per annum until the principal hereof is paid or made available for payment. Interest on the Securities of this series will accrue from ________________, to the first Interest Payment Date, and thereafter will accrue from the last Interest Payment Date to which interest has been paid or duly provided for. In the event that any Interest Payment Date is not a Business Day, then payment of interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of such delay) with the same force and effect as if made on the Interest Payment Date. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the 15th day of the calendar month next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture referred to on the reverse hereof.

                  Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in The City of New York, the State of New York in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, provided, however, that, at the option of the Company, interest on this Security may be paid by check mailed to the address of the person entitled thereto, as such address shall appear on the Security Register.

                  Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

                                            TEXAS UTILITIES COMPANY


                                            By:
                                               ---------------------------------

ATTEST:


----------------------------


                    [FORM OF CERTIFICATE OF AUTHENTICATION]

                         CERTIFICATE OF AUTHENTICATION

Dated:

                  This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                            THE BANK OF NEW YORK, as Trustee


                                            By:
                                                -------------------------------
                                                   Authorized Signatory

                   [FORM OF REVERSE OF EXCHANGE SENIOR NOTE]


                  This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture (for Unsecured Debt Securities Series C), dated as of January 1, 1998 (herein, together with any amendments thereto, called the "Indenture", which term shall have the meaning assigned to it in such instrument), between the Company and The Bank of New York, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture, including the Board Resolutions and Officer's Certificate filed with the Trustee on January 13, 1998 creating the series designated on the face hereof, for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, limited in aggregate principal amount to $200,000,000.

REDEMPTION

                  The Securities of this series will not be redeemable prior to maturity.

                  The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security upon compliance with certain conditions set forth in the Indenture.

                  If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of all series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

                  As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of a majority in aggregate principal amount of the Securities of all series at the time Outstanding in respect of which an Event of Default shall have occurred and be continuing shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in aggregate principal amount of Securities of all series at the time Outstanding in respect of which an Event of Default shall have occurred and be continuing a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

                  No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

                  The Securities of this series are issuable only in registered form without coupons in denominations of $5,000 and in integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor and of authorized denominations, as requested by the Holder surrendering the same.

                  No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  The Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the absolute owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

                  Unless an Event of Default, or an event which, after notice or lapse of time or both, would become an Event of Default, shall have occurred and be continuing, the obligations of the Company under the Securities of this series and the Indenture to the extent related to such series may be assigned by the Company to, and be assumed in whole, on a full recourse basis, by a wholly owned Subsidiary of the Company at any time; provided, however, that such assumption shall be subject to, and permitted only upon the fulfillment and satisfaction of, the following terms and conditions: (a) an assumption agreement and a supplemental indenture to the Indenture evidencing such assumption shall be in substance and form reasonably satisfactory to the Trustee and shall, inter alia, include modifications and amendments to the Indenture making the obligations under the Securities of this series and under the Indenture to the extent related to such series primary obligations of such Subsidiary, substituting such Subsidiary of the Company for the Company in the form of the Securities of this series and in provisions of the Indenture to the extent related to such series and releasing and discharging the Company from its obligations under the Securities of this series and the Indenture to the extent related to such series; and (b) the Trustee shall have received (i) an executed counterpart of such assumption agreement and supplemental indenture; (ii) evidence satisfactory to the Trustee and the Company that all necessary authorizations, consents, orders, approvals, waivers, filings and declarations of or with, Federal, state, county, municipal, regional or other governmental authorities, agencies or boards (collectively, "Governmental Actions") relating to such assumption have been duly obtained and are in full force and effect,
(iii) evidence satisfactory to the Trustee that any security interest intended to be created by the Indenture is not in any material way adversely affected or impaired by any of the agreements or transactions relating to such assumption and (iv) an Opinion of Counsel for such Subsidiary, reasonably satisfactory in substance, scope and form to the Trustee and the Company, to the effect that (A) the supplemental indenture evidencing such assumption has been duly authorized, executed and delivered by such Subsidiary, (B) the execution and delivery by such Subsidiary of such supplemental indenture and the consummation of the transactions contemplated thereby do not contravene any provision of law or any governmental rule applicable to such Subsidiary or any provision of such Subsidiary's charter documents or by-laws and do not contravene any provision of, or constitute a default under, or result in the creation or imposition of any lien upon any of such Subsidiary's properties or assets under any indenture, mortgage, contract or other agreement to which such Subsidiary is a party or by which such Subsidiary or any of its properties may be bound or affected, (C) all necessary Governmental Actions relating to such assumption have been duly obtained and are in full force and effect and (D) such agreement and supplemental indenture constitute the legal, valid and binding obligations of such Subsidiary, enforceable in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws at the time in effect affecting the rights of creditors generally.

                  At the time of such assumption the Company will unconditionally guarantee payment of the Securities of this series and will execute a guarantee in form and substance satisfactory to the Trustee. Pursuant to the guarantee, the Company will fully and unconditionally guarantee the payment of the obligations of such assuming Subsidiary under the Securities of this series and under the Indenture, including, without limitation, payment, as and when due, of the principal of, premium, if any, and interest on, the Securities of this series. Other than the obligation to make such payments, the Company shall be released and discharged from all other obligations under the Indenture.

                  All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

     FOR VALUE RECEIVED, the undersigned sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
----------------------------------------

----------------------------------------

                 ------------------------------------------------------------
                 Name and address of assignee must be printed or typewritten.


--------------------------------------------------------------------------------
the within Security of the Company and does hereby irrevocable constitute and appoint


--------------------------------------------------------------------------------
to transfer the said Security on the books of the within-named Company, with full power of substitution in the premises.


            --------------------------------------------------------------------

            --------------------------------------------------------------------


Dated:
      ------------------------------            --------------------------------

                                                                       EXHIBIT C

                           [CERTIFICATE OF TRANSFER]


                            TEXAS UTILITIES COMPANY
                     6.375% SERIES C SENIOR NOTES DUE 2008
                      PRINCIPAL AMOUNT:  $_______________

     FOR VALUE RECEIVED, the undersigned sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
-------------------------------------------

-------------------------------------------

                   -------------------------------------------------------------
                    Name and address of assignee must be printed or typewritten.


-------------------------------------------------------------------------------
the referenced Security of the Company and does hereby irrevocable constitute and appoint


-------------------------------------------------------------------------------
to transfer the said Security on the books of the within-named Company, with full power of substitution in the premises.

The undersigned certifies that said Security is being resold, pledged or otherwise transferred as follows: (check one)

|_|      to the Company;

|_| to a Person whom the undersigned reasonably believes is a qualified institutional buyer within the meaning of Rule 144A under the Securities Act of 1933, as amended (the "Securities Act") purchasing for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or other transfer is being made in reliance on Rule 144A;

|_| in an offshore transaction in accordance with Rule 904 of Regulation S under the Securities Act;

|_| to an institution that is an "accredited investor" as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act that is acquiring this Security for investment purposes and not for distribution; (attach a copy of an Accredited Investor Certificate in the form annexed signed by an authorized officer of the transferee)

|_| as otherwise permitted by the non-registration legend appearing on this Security; or

|_| as otherwise agreed by the Company, confirmed in writing to the Trustee, as follows: [describe]


         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

Dated:
      ----------------------------------      ----------------------------------

                  All terms used in this certificate which are defined in the Indenture pursuant to which said Security was issued shall have the meanings assigned to them in the Indenture.

                   [FORM OF ACCREDITED INVESTOR CERTIFICATE]



[Transferor Name and Address]



Ladies and Gentlemen:

  In connection with our proposed purchase of 6.375% Series C Senior Notes due 2008 (the "Senior Notes") issued by Texas Utilities Company ("Issuer"), we confirm that:


                  1. We have received a copy of the Offering Memorandum (the "Offering Memorandum") relating to the Senior Notes and such other information as we deem necessary in order to make our investment decision. We acknowledge that we have read and agree to the matters stated under the caption NOTICE TO INVESTORS in such Offering Memorandum, and the restrictions on duplication or circulation of, or disclosure relating to, such Offering Memorandum.

                  2. We understand that any subsequent transfer of the Senior Notes is subject to certain restrictions and conditions set forth in the Indenture relating to Senior Notes (the "Indenture") and that any subsequent transfer of the Senior Notes is subject to certain restrictions and conditions set forth under NOTICE TO INVESTORS in the Offering Memorandum and the undersigned agrees to be bound by, and not to resell, pledge or otherwise transfer the Senior Notes except in compliance with such restrictions and conditions and the Securities Act of 1933, as amended ("Securities Act").

                  3. We understand that the offer and sale of the Senior Notes have not been registered under the Securities Act, and that the Senior Notes may not be offered or sold except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we sell any Senior Notes, we will do so only (A) to the Company, (B) in accordance with Rule 144A under the Securities Act to a "qualified institutional buyer" (as defined therein), (C) to an institutional "accredited investor" (as defined below) that, prior to such transfer, furnishes to the Trustee (as defined in the Indenture) a signed letter containing certain representations and agreements relating to the restrictions on transfer of the Senior Notes (substantially in the form of this letter) and, if such transfer is in respect of an aggregate principal amount of Senior Notes at the time of transfer of less than $100,000, an opinion of counsel acceptable to the Issuer that such transfer is in compliance with the Securities Act, (D) outside the United States in accordance with Rule 904 of Regulation S under the Securities Act, (E) pursuant to the exemption from registration provided by Rule 144 under the Securities Act (if available), or (F) pursuant to an effective registration statement under the Securities Act, and we further agree to provide to any person purchasing any of the Senior Notes from us a notice advising such purchaser that resales of the Senior Notes are restricted as stated herein.

                  4. We understand that, on any proposed resale of any Senior Notes, we will be required to furnish to the Trustee and Issuer such certifications, legal opinions and other information as the Trustee and Issuer may reasonably require to confirm that the proposed sale complies with the foregoing restrictions. We further understand that the Senior Notes purchased by us will bear a legend to the foregoing effect.

                  5. We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities
         Act) and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Senior Notes, and we and any accounts for which are acting are each able to bear the economic risk of our or its investment.

                  6. We are acquiring the Senior Notes purchased by us for our own account or for one or more accounts (each of which is an institutional "accredited investor") as to each of which we exercise sole investment discretion.

         You, the Issuer and the Trustee are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

                                               Very truly yours,


                                               By:____________________
                                                  Name:
                                                  Title: